AMENDMENT NO. 3 AND
BORROWING BASE REDETERMINATION
This AMENDMENT NO. 3, dated as of October 25, 2017 (this “Amendment”), amends the Amended and Restated Credit Agreement, dated as of June 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among CONSOL Energy Inc. (the “Borrower”), the guarantors party thereto, the lenders and agents party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement as amended by this Amendment.
WITNESSETH
WHEREAS, the Borrower desires to amend the Credit Agreement and to request a redetermination of the Borrowing Base, in each case on the terms set forth herein;
WHEREAS, PNC Capital Markets LLC is acting as sole lead arranger and sole bookrunner for this Amendment; and
WHEREAS, the contemplated amendments require the consent of the Required Lenders under the Credit Agreement, and the redetermination of the Borrowing Base requires the approval of the Required Borrowing Base Lenders under the Credit Agreement.
NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.Amendments. Effective as of the Amendment No. 3 Effective Date:
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:
“Amendment No. 3 Effective Date” shall mean the date of effectiveness of Amendment No. 3 to this Agreement, among the Loan Parties and the Administrative Agent, which date is October 25, 2017.
(b)    Section 8.1.17(a)(ii) of the Credit Agreement is hereby amended by adding the following proviso to the end of such Section:
“provided, that with respect to the Mortgages to be delivered with respect to Proved Gas Collateral that is included in the Borrowing Base Properties evaluated by the Reserve Report as of June 30, 2017 (and not included in the Borrowing Base Properties evaluated by any prior Reserve Report), such Mortgages shall be delivered within forty-five (45) days after the Amendment No. 3 Effective Date (or such longer period as reasonably acceptable to the Administrative Agent);”.

(c)    Section 8.1.18(a) of the Credit Agreement is hereby amended by replacing the last two provisos thereof with the following
“; provided that the deadline for delivery of the Required Title Information with respect to the Proved Reserves and Proved Developed Producing Reserves included in the Borrowing Base Properties evaluated by the Reserve Report as of June 30, 2017 (and not included in the Borrowing Base Properties evaluated by any prior Reserve Report) shall be forty-five (45) days after the Amendment No. 3 Effective Date (or such later date as the Administrative Agent may agree in its discretion; provided that any extension of more than thirty (30) additional days shall require the consent of the Required Lenders)”.
(d)    The Lenders hereby waive (i) the Default that arose under Section 9.1.4 of the Credit Agreement solely as a result of the failure of the Borrower to deliver the Required Title Information with respect to the Borrowing Base Properties that were included in the Reserve Report as of June 30, 2017 (and not included in the Borrowing Base Properties evaluated by any prior Reserve Report) by the deadline specified in Section 8.1.18(a) of the Credit Agreement (before giving effect to this Amendment) and (ii) the Default that arose under Section 8.3.5 solely as a result of the Borrower’s failure to give notice of the Default described in the foregoing clause (i).
2.    Borrowing Base Redetermination. The Required Borrowing Base Lenders hereby approve the Borrowing Base of $2,000,000,000 with respect to the Reserve Report as of June 30, 2017 in accordance with Section 2.9(b) of the Credit Agreement.
3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 3 Effective Date”):
(a)    Execution and Delivery of Amendment. The Borrower, the Guarantors and the Administrative Agent shall have executed and delivered this Amendment, and the Administrative Agent shall have received consents, in the form attached hereto as Exhibit A (each, a “Consent”), executed and delivered by (i) in the case of the effectiveness of Section 1 hereof, the Required Lenders and (ii) in the case of the effectiveness of Section 2 hereof, the Required Borrowing Base Lenders.
(b)    Officer’s Certificate. The representations and warranties of each of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except (i) that any representation and warranty that is already qualified as to materiality shall be true and correct in all respects as so qualified and (ii) representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default shall have occurred and be continuing; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of each of the Loan Parties, dated the Amendment No. 3 Effective Date and signed by a

Responsible Officer or Authorized Officer of each of the Loan Parties, to each such effect.
(c)    Fees and Expenses. All fees and expenses payable on or before the Amendment No. 3 Effective Date by the Borrower to the Administrative Agent (or its Affiliates) in connection with this Amendment shall have been paid, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
4.    Full Force and Effect; Reaffirmation. All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect except, in each case, as expressly modified by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement as of the Amendment No. 3 Effective Date and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Each Loan Party, by its signature below, hereby affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations.
5.    Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
6.    Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.
7.    Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Loan Documents contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
8.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles. The provisions of Section 11.11.2 through 11.11.5 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

CONSOL ENERGY INC.
By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Executive Vice President and
Chief Administrative Officer

GUARANTORS:

Amvest Gas Resources, LLC
Amvest LLC
AMVEST West Virginia Coal, L.L.C.
Braxton-Clay Land & Mineral, LLC
Cardinal States Gathering Company
CNX Gas Company LLC
CNX Gas Corporation
CNX Land LLC
CNX Marine Terminals LLC
CNX RCPC LLC
CNX Water Assets LLC
Conrhein Coal Company
CONSOL Amonate Facility LLC
CONSOL Amonate Mining Company LLC
CONSOL Energy Sales Company LLC
CONSOL Financial Inc.
CONSOL Mining Company LLC
CONSOL Mining Holding Company LLC
CONSOL of Canada LLC
CONSOL of Kentucky LLC

[Signature Page to Amendment No. 3 to CONSOL Amended and Restated Credit Agreement]

Consol Pennsylvania Coal Company LLC
Fola Coal Company, L.L.C.
Helvetia Coal Company LLC
Island Creek Coal Company LLC
Laurel Run Mining Company LLC
Leatherwood, LLC
Little Eagle Coal Company, L.L.C.
MOB Corporation
MTB LLC
Nicholas-Clay Land & Mineral, LLC
R&PCC LLC
TECPART LLC
Terra Firma Company
Terry Eagle Coal Company, L.L.C.
Terry Eagle Limited Partnership
Vaughan Railroad Company, LLC
Windsor Coal Company LLC
Wolfpen Knob Development Company LLC

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Authorized Signatory for each of the     Guarantors

[Signature Page to Amendment No. 3 to CONSOL Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Lender

By: /s/ John Engel
Name: John Engel
Title: Vice President

[Signature Page to Amendment No. 3 to CONSOL Amended and Restated Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 3 AND
BORROWING BASE REDETERMINATION
CONSENT (this “Consent”) to Amendment No. 3 (the “Amendment”) to the certain Credit Agreement, dated as of June 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among CONSOL Energy Inc. (the “Borrower”), the guarantors party thereto, the lenders and agents party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”), including the Borrowing Base determination set forth therein.

The undersigned Lender hereby consents to the Amendment.

________________________________________,
(Name of Institution)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title

[Signature Page to Amendment No. 3 to CONSOL Amended and Restated Credit Agreement]